Exhibit 10.27

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (the “Agreement”) is made and entered into effective as of October 22, 2019 (the “Effective Date”) by and between Biomarin Pharmaceutical Inc., a Delaware corporation, having offices at 770 Lindaro Street, San Rafael, CA 94901 (“BioMarin”), and Allievex Corp., a Delaware corporation having offices at P.O. Box 1056, Marblehead, MA 01945 (“Licensee”). BioMarin and Licensee may hereinafter be referred to individually as a “Party” or collectively as “Parties”.

RECITALS

Whereas, Licensee is a biotechnology company;

Whereas, BioMarin possesses intellectual property relating to certain enzyme replacement therapy (ERT) products for the treatment of Sanfilippo Type A Syndrome (MPS IIIA), Sanfilippo Type B Syndrome (MPS IIIB), GM1 Gangliosidosis (GM1) and GM2 Gangliosidosis (GM2); and

Whereas, BioMarin wishes to grant to Licensee, and Licensee wishes to obtain from BioMarin, a worldwide exclusive license to develop and commercialize such products, all under the terms and conditions set forth below.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

Article 1

DEFINITIONS
1.1
“Accounting Standards” means U.S. generally accepted accounting principles (“GAAP”), or International Financial Reporting Standards (“IFRS”), in each case, consistently applied.
1.2
“Acquiror” has the meaning set forth in Section 14.5.
1.3
“Acquiror Products” has the meaning set forth in Section 14.5.
1.4
“Act” means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§301 et seq., as amended from time to time.
1.5
“Adjustment Shares” has the meaning set forth in Section 6.1(b).
1.6
“Affiliate” means, with respect to a particular Party, a Person that controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise. The foregoing notwithstanding, any venture capital fund, private equity fund or similar institutional investment fund that is not an operating company in the biopharmaceutical industry that is deemed to be an Affiliate of Licensee according to this definition, and any other Persons that would be controlled by such venture capital fund, private equity fund or similar institutional investment fund according to this definition, are hereby deemed not to be Affiliates

CONFIDENTIAL

of Allievex for purposes of this Agreement, unless and until Allievex (i) makes rights granted under Section 2.1 available to any such Person or (ii) enables or allows any such Person to participate in the Development or Commercialization of a Licensed Product, in each case (clauses (i) and (ii)), each such Person shall thereafter be an Affiliate of Allievex as and for so long as such Person otherwise meets the requirements of this definition. Notwithstanding the foregoing, any parent or subsidiary of any successor to Allievex resulting from any Change of Control shall be deemed an Affiliate of Allievex. For clarity, once a Person ceases to be an Affiliate of a Party, then, without any further action, such Person shall cease to have any rights, including license and sublicense rights, under this Agreement by reason of being an Affiliate of such Party.
1.7
“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act (15 U.S.C. §§78dd-1, et. seq.), as amended, the Organization for Economic Co-operation and Development (OECD) Convention on combating bribery of foreign public officials in international business transactions, and any other applicable anti-corruption laws.
1.8
“Applicable Laws” means the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidances, ordinances, judgments, decrees, directives, injunctions, orders, permits of or from any court, arbitrator, Regulatory Authority or governmental agency or authority having jurisdiction over or related to the subject item, including the Act, Anti-Corruption Laws and Export Control Laws.
1.9
“Assignment Agreement” has the meaning set forth in Section 2.8.
1.10
“BioMarin Indemnitees” has the meaning set forth in Section 11.2.
1.11
“Biosimilar Competition Market Share” means, [***]
1.12
“Biosimilar Product” means, with respect to a Licensed Product sold by Licensee or any of its Affiliates or Sublicensees in a particular country, any product that (a) [***].
1.13
“Breaching Party” has the meaning set forth in Section 12.4(a).
1.14
“Business” has the meaning set forth in Section 9.3.
1.15
“Business Day” means a day other than Saturday, Sunday or any day that banks in San Francisco, California or Boston, Massachusetts are required or permitted to be closed.
1.16
“Calendar Quarter” means each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30, or December 31.
1.17
“Calendar Year” means each successive period of twelve (12) consecutive calendar months ending on December 31.
1.18
“cGMP” means the then-current standards for good manufacturing practices for drug products or biological or therapeutic products, as appropriate, as set forth in the Act and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by other governmental authorities.
1.19
“Change of Control” means (a) a merger, reorganization, consolidation, or other transaction involving a Party in which the voting securities of such Party outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity

CONFIDENTIAL

immediately after such merger, reorganization, consolidation, or other transaction; or (b) a person or entity, or group of persons or entities acting in concert, acquire more than fifty percent (50%) of the voting equity securities or management control of a Party.
1.20
“Commercialization” means all activities undertaken before and after obtaining Regulatory Approvals relating specifically to the pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale, and distribution of Licensed Products, including strategic marketing, sales force detailing, advertising, market Licensed Product support, all customer support, Licensed Product distribution and invoicing and sales activities. “Commercialize” and “Commercializing” shall have the correlative meanings.
1.21
“Commercially Reasonable Efforts” means, with respect to Licensee’s obligations under this Agreement to research, Develop, manufacture or Commercialize Licensed Products, the carrying out of such obligations with a level of effort and resources consistent with the commercially reasonable practices of a similarly situated company in the pharmaceutical industry of a similarly situated branded pharmaceutical product as the applicable Licensed Product at a similar stage of development or commercialization, taking into account efficacy, safety, patent and Regulatory Exclusivity, anticipated or approved labeling, present and future market potential, competitive market conditions, the profitability of the product in light of pricing and reimbursement issues, and all other relevant factors.
1.22
“Competing Product” means (i) [***]
1.23
“Confidential Information” means all information (whether in written, oral, electronic, visual, tangible, or other form) and materials, including, without limitation, biological and other tangible materials, that are disclosed by one Party to the other Party prior to the Effective Date or during the term of this Agreement, provided that all information disclosed in tangible form is designated as confidential by the use of an appropriate stamp or legend and information disclosed in any other form is identified as confidential at the time of disclosure.
1.24
“Controlled” means, with respect to any intellectual property right, that the Party owns or has a license to such intellectual property right and has the ability to grant to the other Party a license, sublicense, or access (as appropriate) to, such intellectual property right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.
1.25
“Cover” means, with respect to a Patent and a Licensed Product, that the manufacture, use, offer for sale, sale or import of such Licensed Product by an unlicensed Third Party would infringe a claim in such Patent; provided, however, that in determining whether a Valid Claim of a pending Patent application would be infringed, it shall be treated as if issued in the form then currently being prosecuted. “Covered” and “Covering” shall have the correlative meanings.
1.26
“Data” means all data, including CMC data, non-clinical data, preclinical data and clinical data, generated by or on behalf of BioMarin, its Affiliates or sublicensees prior to the Term, or by or on behalf of Licensee, its Affiliates or Sublicensees during the Term, in each case in the course of developing or manufacturing the Licensed Products. For clarity, Data does not include any patentable inventions.
1.27
“Development” means all activities conducted after the Effective Date relating to preclinical and clinical trials, toxicology testing, statistical analysis, publication and presentation of study results with respect to the Licensed Products, and the reporting, preparation and submission of regulatory applications (including any CMC information) for obtaining, registering and maintaining Regulatory Approval of Licensed Products. “Develop” and “Developing” shall have the correlative meanings.

CONFIDENTIAL

1.28
“Development Plan” has the meaning set forth in Section 3.2.
1.29
“Disclosing Party” has the meaning set forth in Section 10.1.
1.30
“Dispute” has the meaning set forth in Section 13.2.
1.31
“Dollars” or “$” means the legal tender of the U.S.
1.32
“EMA” means the European Medicines Agency or any successor agency thereto.
1.33
“Enforcing Party” has the meaning set forth in Section 8.4(d).
1.34
“ERT” means enzyme replacement therapy.
1.35
“Equity Proceeds Cap” has the meaning set forth in Section 6.1(b).
1.36
“Excess Lonza Payments” means the excess, if any, of [***].
1.37
“Executive Officer” means, with respect to each Party, the Chief Executive Officer of such Party.
1.38
“Existing Licenses” means the non-exclusive licenses granted pursuant to (a) [***and (b) [***].
1.39
“Export Control Laws” means: (a) all applicable U.S. laws and regulations relating to sanctions and embargoes imposed by U.S. Department of Treasury’s Office of Foreign Assets Control (or its successor office or other body having substantially the same function); (b) all applicable U.S. export control laws, including the Arms Export Controls Act (22 U.S.C. Ch. 39), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the Trading With the Enemy Act (50 U.S.C. app. §§ 1 et seq.), the Export Administration Act of 1979 (50 U.S.C. app. §§ 2401 et seq.), International Boycott Provisions of Section 999 of the U.S. Internal Revenue Code of 1986, and all rules, regulations and executive orders relating to any of the foregoing, including but not limited to the International Traffic in Arms Regulations (22 C.F.R. §§ 120 et seq.), the Export Administration Regulations (15 C.F.R. §§ 730 et. seq.), and the regulations administered by the Office of Foreign Assets Controls of the United States Department of the Treasury; and (c) all export controls imposed on any Licensed Product by any country or organization or nation within the jurisdiction in which Licensee operates or does business.
1.40
“FDA” means the U.S. Food and Drug Administration or any successor agency thereto.
1.41
“Field” means [***]
1.42
“First Commercial Sale” means, with respect to a particular Licensed Product in a particular country in the Territory, the first sale to a Third Party of such Licensed Product in such country by Licensee or its Affiliate or Sublicensee after the granting of Regulatory Approval with respect thereto in such country.
1.43
“GAAP” has the meaning set forth in Section 1.1.
1.44
“Generally Applicable Field” means [***].

CONFIDENTIAL

1.45
“Generally Applicable Improvement” means (a) any Invention that is an improvement or modification to, or derivative of, a composition or method disclosed or claimed in a Generally Applicable Patent and (b) any intellectual property rights with respect thereto.
1.46
“Generally Applicable Know-How” means any Licensed Know-How other than Product-Specific Know-How.
1.47
“Generally Applicable Licensed Product” means any [***]
1.48
“Generally Applicable Patents” means (a) all Patents that are listed on Exhibit B (as the same may be updated pursuant to Section 8.2(d)) and any applications, reissues, reexaminations, renewals, and patent term extensions of such Patents; (b) the foreign counterpart patents and applications of the respective Patents referenced in sub-clause (a) above; (c) divisionals, substitutions (only those claims of such substitutions that disclose the same subject matter that is covered by the application for which it is substituted), and continuations of any Patents referenced in sub-clauses (a) and (b) above; (d) any claim(s) of a continuation-in-part application of any Patent set forth in sub-clauses (a) and (c) above that are supported by the specification of one of the respective applications referenced in sub-clause (a) above; (e) the Patents issued from the applications referenced in sub-clauses (a) – (c) above and any reissues, reexaminations, renewals and patent term extensions (and the like, such as supplementary protection certificates) of such Patent; and (f) any claim(s) of a Patent issued from a continuation-in-part application referenced in sub-clause (d) above that are supported by the specification of one of the respective applications that issued as the Patent referenced in sub- clause (a) above, and any claim(s) of a reissue, reexamination, renewal and patent term extension of a Patent issued from a continuation-in-part application referenced in sub-clause (d) above that are entitled to priority to at least one of the respective applications that issued as the Patent referenced in sub-clause (a) above.
1.49
“Generally Applicable Technology” means Generally Applicable Know-How, Generally Applicable Patents and Generally Applicable Improvements.
1.50
“GM1 Product” means any Licensed Product for the treatment of GM1 Gangliosidosis.
1.51
“GM1 Program” means the Development and Commercialization of one or more GM1 Products.
1.52
“GM2 Product” means any Licensed Product for the treatment of GM2 Gangliosidosis.
1.53
“GM2 Program” means the Development and Commercialization of one or more GM2 Products.
1.54
“IFRS” has the meaning set forth in Section 1.1.
1.55
“IND” means an investigational new drug application in the U.S. or any equivalent Regulatory Filing in the Territory.
1.56
“Indemnified Party” has the meaning set forth in Section 11.3.
1.57
“Indemnifying Party” has the meaning set forth in Section 11.3.
1.58
“Infringement” has the meaning set forth in Section 8.4(a).
1.59
“Initial Shares” has the meaning set forth in Section 6.1(a).

CONFIDENTIAL

1.60
“Initiation” means, with respect to a clinical trial, the first dosing in the first subject in such clinical trial. “Initiate” shall have the correlative meaning.
1.61
“Invention” means any Know-How, composition of matter, article of manufacture or other subject matter, whether patentable or not, that is conceived or reduced to practice under and as a result of any work performed under or in connection with the development, manufacture or commercialization of any Licensed Product during the Term.
1.62
“Issuance” has the meaning set forth in Section 6.1(b).
1.63
“Joint Invention” means any Invention conceived or reduced to practice jointly by one or more employees of Licensee, its Affiliate, a Sublicensee or a Third Party acting under authority of one of the foregoing, on the one hand, and one or more employees of BioMarin or its Affiliate or a Third Party acting under authority of BioMarin or its Affiliate, on the other hand. For clarity, Joint Inventions exclude Generally Applicable Improvements.
1.64
“Joint Patents” means all Patents claiming a Joint Invention.
1.65
“Know-How” means inventions, discoveries, trade secrets, information, experience, Data, formulas, procedures and results, including without limitation physical, chemical, biological, toxicological, and pharmacological data, dosage regimens, control assays and product specifications, but excluding any Patents.
1.66
“Knowledge” means the actual knowledge of the individuals identified in Exhibit C.
1.67
“Licensed Know-How” means all Know-How Controlled by BioMarin as of the Effective Date that is necessary for, generated by or on behalf of BioMarin prior to the Effective Date in the course of, or used by or on behalf of BioMarin as of the Effective Date for, [***].
1.68
“Licensed Patents” means the Product-Specific Patents and the Generally Applicable Patents.
1.69
“Licensed Product” means a Product-Specific Licensed Product or a Generally Applicable Licensed Product.
1.70
“Licensed Program” means the [***].
1.71
“Licensed Program Abandonment” has the meaning set forth in Section 12.4(b).
1.72
“Licensed Technology” means the Licensed Patents and the Licensed Know-How.
1.73
“Licensee Indemnitees” has the meaning set forth in Section 11.1.
1.74
“Lonza” means [***] and any of its Affiliates.
1.75
“Lonza License Agreement” means [***]
1.76
“Losses” has the meaning set forth in Section 11.1.
1.77
“Major Asian Market” means [***]
1.78
“Major Market Country” means [***]

CONFIDENTIAL

1.79
“Marketing Approval Application” or “MAA” means an application to the appropriate Regulatory Authority for approval to market for commercial sale a Licensed Product in a country, including (a) a new drug application submitted to the FDA pursuant to Section 505(b) of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 355(b) (an “NDA”); (b) a biologics license application submitted to the FDA pursuant to the Public Health Service Act, 42 U.S.C. § 262 (a “BLA”), or (c) an equivalent application for regulatory approval required before commercial sale and use of a Licensed Product submitted to a Regulatory Authority in a country other than the U.S.
1.80
“Marks” has the meaning set forth in Section 8.7.
1.81
“MPS IIIA” means mucopolysaccharidosis type IIIA, also known as Sanfilippo Type A Syndrome.
1.82
“MPS IIIA Product” means any Licensed Product for the treatment of MPS IIIA.
1.83
“MPS IIIA Program” means the Development and Commercialization of one or more MPS IIIA Products.
1.84
“MPS IIIB” means mucopolysaccharidosis type IIIB, also known as Sanfilippo Type B Syndrome.
1.85
“MPS IIIB Product” means any Licensed Product for the treatment of MPS IIIB.
1.86
“MPS IIIB Program” means the Development and Commercialization of one or more MPS IIIB Products.
1.87
“Net Sales” means [***]
1.88
“Non-Breaching Party” has the meaning set forth in Section 12.4.
1.89
“Non-Enforcing Party” has the meaning set forth in Section 8.4(d).
1.90
“Patents” means (a) pending patent applications, issued patents, utility models and designs; (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any of the foregoing; and (c) extensions, renewals or restorations of any of the foregoing by existing or future extension, renewal or restoration mechanisms, including supplementary protection certificate, patent term additions, patent term extensions or the equivalent thereof.
1.91
“Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization, governmental agency or authority or other entity.
1.92
“Phase I Trial” means a human clinical trial of a Licensed Product that would satisfy the requirements of 21 C.F.R. Part 312.21(a) (as amended from time to time) or other comparable regulation imposed by an applicable regulatory authority in any country other than the United States.
1.93
“Phase II Trial” means a human clinical trial of a Licensed Product that would satisfy the requirements of 21 C.F.R. Part 312.21(b) (as amended from time to time) or other comparable regulation imposed by an applicable regulatory authority in any country other than the United States.

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1.94
“Phase III Trial” means a human clinical trial of a Licensed Product that would satisfy the requirements of 21 C.F.R. Part 312.21(c) (as amended from time to time) or other comparable regulation imposed by an applicable regulatory authority in any country other than the United States. For clarity, a phase II/III trial designed to support a filing for Regulatory Approval shall be deemed a Phase III Trial.
1.95
“Pivotal Trial” means a clinical trial of a Licensed Product on a sufficient number of subjects (a) that is conducted by Licensee, its Affiliates or their respective Sublicensees after positive results are obtained from a signaling study for the Licensed Product, (b) is on a sufficient number of subjects that, prior to commencement of the trial, is designed to establish that such Licensed Product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, and (c) which such clinical trial is intended to support Regulatory Approval of such Licensed Product.
1.96
“Prior CDA” means [***]
1.97
“Product-Specific Field” means the prevention or treatment of any indication in humans or animals.
1.98
“Product-Specific Know-How” means any Licensed Know-How that is solely applicable to an[***].
1.99
“Product-Specific Licensed Product” means any pharmaceutical composition or preparation (a) the manufacture, use or sale of which is claimed by any Product-Specific Patent or (b) that incorporates, embodies, or was researched, made, developed or derived using Product- Specific Know-How.
1.100
“Product-Specific Patents” means (a) all Patents that are listed on Exhibit A (as the same may be updated pursuant to Section 8.2(d)) and any applications, reissues, reexaminations, renewals, and patent term extensions of such Patents; (b) the foreign counterpart patents and applications of the respective Patents referenced in sub-clause (a) above; (c) divisionals, substitutions (only those claims of such substitutions that disclose the same subject matter that is covered by the application for which it is substituted), and continuations of any Patents referenced in sub-clauses (a) and (b) above; (d) any claim(s) of a continuation-in-part application of any Patent set forth in sub-clauses (a) and (c) above that are supported by the specification of one of the respective applications referenced in sub-clause (a) above; (e) the Patents issued from the applications referenced in sub-clauses (a) – (c) above and any reissues, reexaminations, renewals and patent term extensions (and the like, such as supplementary protection certificates) of such Patent; and (f) any claim(s) of a Patent issued from a continuation-in-part application referenced in sub-clause (d) above that are supported by the specification of one of the respective applications that issued as the Patent referenced in sub- clause (a) above, and any claim(s) of a reissue, reexamination, renewal and patent term extension of a Patent issued from a continuation-in-part application referenced in sub-clause (d) above that are entitled to priority to at least one of the respective applications that issued as the Patent referenced in sub-clause (a) above. Notwithstanding the foregoing, Product-Specific Patents shall exclude all Generally Applicable Patents.
1.101
“Product-Specific Technology” means Product-Specific Know-How and Product- Specific Patents.
1.102
“PRV” has the meaning set forth in Section 6.7.
1.103
“Receiving Party” has the meaning set forth in Section 10.1.

CONFIDENTIAL

1.104
“Regulatory Approval” means, with respect to a particular regulatory jurisdiction, the approval of a Marketing Approval Application by the applicable regulatory authority in such regulatory jurisdiction and any other regulatory approvals required to sell Licensed Product in such regulatory jurisdiction including (a) [***]
1.105
“Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any exclusive marketing right, data exclusivity right or other status conferred by any Governmental Authority with respect to such Licensed Product in such country, other than a Patent, that limits or prohibits a Person from (i) relying on pivotal safety or efficacy data generated with respect to a Licensed Product in an application for Regulatory Approval of a Biosimilar Product or (ii) Commercializing a Biosimilar Product.
1.106
“Regulatory Filings” means all applications, filings, dossiers and the like submitted to a regulatory authority in the Territory for the purpose of obtaining Regulatory Approval from that regulatory authority in the Territory. Regulatory Filings shall include, but not be limited to, all Marketing Approval Applications.
1.107
“Remainder” has the meaning set forth in Section 8.4(e).
1.108
“Representatives” has the meaning set forth in Section 10.1.
1.109
“Royalty Term” has the meaning set forth in Section 6.5(b).
1.110
“SEC” has the meaning set forth in Section 9.3.
1.111
“Sublicense Agreement” has the meaning set forth in Section 2.2.
1.112
“Sublicense” means (a) a direct or indirect sublicense of the license granted under Section 2.1, (b) the grant of any right to research, Develop, use, manufacture, have manufactured, sell, offer for sale, distribute, import or Commercialize any Licensed Product in the Field in the Territory, except on behalf of and for the sole benefit of Licensee, or (c) an option to obtain any of the foregoing.
1.113
“Sublicensee” means a Third Party or an Affiliate of Licensee that receives a Sublicense (whether directly from Licensee or through multiple tiers).
1.114
“Sublicensing Revenue” means [***].
1.115
“Supply Agreement” has the meaning set forth in Section 5.2.
1.116
“Term” has the meaning set forth in Section 12.1.
1.117
“Territory” means the entire world.
1.118
“Third Party” means any Person other than a Party or its Affiliates.
1.119
“Third Party Licenses” has the meaning set forth in Section 6.5(c)(iv).
1.120
“Transaction Agreements” means this Agreement, the Assignment Agreement, the Supply Agreement, the Transition Services Agreement, and any other agreement entered into by the Parties in connection with this Agreement, including the assignment agreement contemplated by Section 2.8 and the quality agreement contemplated by the Supply Agreement.
1.121
“Transition Services Agreement” has the meaning set forth in Section 2.7.

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1.122
“U.S.” or “USA” means the United States of America, including all possessions and territories thereof.
1.123
“Valid Claim” means a claim (including a process, use, or composition of matter claim) of (a) an issued and unexpired patent that has not (i) irretrievably lapsed or been revoked, dedicated to the public or disclaimed or (ii) been held invalid, unenforceable or not patentable by a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction, which holding, finding or decision is final and unappealable or unappealed within the time allowed for appeal, or (b) a pending patent application that has not been abandoned or finally disallowed without the possibility of appeal and that has not been pending for more than [***] after the earliest filing date from which such claim takes priority.
Article 2

LICENSE
2.1
License Grants.
(a)
Exclusive License. Subject to the terms and conditions of this Agreement, BioMarin hereby grants to Licensee an exclusive (subject to the Existing Licenses and the limited license granted to BioMarin under Section 2.7), royalty-bearing license, including the right to grant sublicenses through multiple tiers in accordance with Section 2.2, under (i) the Product-Specific Technology, to research, Develop, make, have made, use, sell, offer for sale, import, and Commercialize Product-Specific Licensed Products in the Product-Specific Field in the Territory and (ii) the Generally Applicable Technology, to research, Develop, make, have made, use, sell, offer for sale, import, and Commercialize Generally Applicable Licensed Products in the Generally Applicable Field in the Territory. For clarity, if a Licensed Product is both a Product- Specific Licensed Product and a Generally Applicable Licensed Product, then the license grants in both (i) and (ii) shall apply to such Licensed Product.
(b)
Non-Exclusive License. Subject to the terms and conditions of this Agreement, BioMarin hereby grants to Licensee a non-exclusive, royalty-bearing license, including the right to grant sublicenses through multiple tiers in accordance with Section 2.2, under (i) any Know-How Controlled by BioMarin that is generated by BioMarin after the Effective Date in the course of performing its obligations under the Transition Services Agreement or the Supply Agreement and (ii) any Patents Controlled by BioMarin claiming any such Know-How, in each case to research, Develop, make, have made, use, sell, offer for sale, import, and Commercialize Licensed Products in the Field in the Territory.
2.2
Sublicense Rights. Licensee shall have the right to grant Sublicenses to its Affiliates and Third Parties, provided that Licensee shall, within [***] after the grant of any Sublicense (whether by Licensee directly or by a Sublicensee), notify BioMarin of the grant of such Sublicense and provide BioMarin with a copy of the agreement pursuant to which such Sublicense was granted (each, a “Sublicense Agreement”), which may be redacted to protect confidential information that is not required for BioMarin to determine Licensee’s compliance with this Section 2.2 or to confirm amounts of Sublicensing Revenue payments pursuant to Section 6.6. Each Sublicense Agreement shall be consistent with the terms and conditions of this Agreement, and Licensee shall be solely responsible for the activities of all Sublicensees and any failure of any Sublicensee to comply with the terms of this Agreement. Without limiting the foregoing, each Sublicense Agreement shall include the following terms and conditions:
(i)
the Sublicensee shall be bound by non-use and non-disclosure obligations no less stringent than those set forth in this Agreement;

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(ii)
the Sublicensee shall be required to assign, or grant an exclusive or non-exclusive, royalty-free, fully paid, worldwide license for all uses (with the right to grant sublicenses through multiple tiers), to Licensee all Generally Applicable Improvements conceived or reduced to practice by or on behalf of such Sublicensee; and
(iii)
the Sublicensee can only grant further Sublicenses in accordance with this Section 2.2 as if such Sublicensee were Licensee.
2.3
Negative Covenant. Licensee hereby covenants that it shall not, nor shall it cause or permit any Affiliate or Sublicensee to, use or practice, directly or indirectly, any Licensed Know-How or Licensed Patents for any purposes other than those expressly permitted by this Agreement or any other Transaction Agreement.
2.4
No Implied Licenses. Neither Party grants to the other Party any rights or licenses in or to any intellectual property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement or any other Transaction Agreement.
2.5
Exclusivity. BioMarin represents and warrants to Licensee that, as of the Effective Date, BioMarin has no current plans to develop or participate in the development of Competing Products after the Effective Date. In addition, BioMarin hereby covenants that it will not undertake any human clinical testing of any Competing Product for the treatment of[***], nor grant any such rights to a Third Party to permit or enable such Third Party to undertake any such human clinical testing, such covenant to expire upon the first to occur of (i) [***] and (ii) [***]. Notwithstanding the foregoing, this provision shall not apply in the event of any merger or acquisition or other Change of Control involving BioMarin and another Person where such other Person is, immediately prior to such merger, acquisition or Change of Control, engaged in research, development, human clinical testing or commercialization of any Competing Product for the treatment of [***].
2.6
Use of Subcontractors. Licensee may perform its activities under this Agreement through one or more subcontractors; provided that (a) Licensee will remain responsible for the work allocated to, and payment to, such subcontractors to the same extent it would if it had done such work itself; (b) each subcontractor shall be bound by non-use and non-disclosure obligations no less stringent than those set forth in this Agreement; and (c) each subcontractor agrees in writing to assign to Licensee such subcontractor’s rights in any Generally Applicable Improvements conceived and reduced to practice by such subcontractor in the course of performing such work.
2.7
Transition Services Agreement. As of the Effective Date, the Parties have entered into a transition services agreement (the “Transition Services Agreement”) that addresses the transition to Licensee of the Development of Licensed Products, and the transfer to Licensee of certain Licensed Know-How relating thereto. Licensee hereby grants to BioMarin a non-exclusive license, under the Licensed Technology, to perform and have performed the services set forth in the Transition Services Agreement.
2.8
Assignment and Assumption Agreement. As of the Effective Date, the Parties have entered into an assignment and assumption agreement (the “Assignment Agreement”), pursuant to which BioMarin is assigning to Licensee certain agreements that relate to the Development and/or manufacture of Licensed Products. The Lonza License Agreement is not being assigned to Licensee pursuant to the Assignment Agreement. In connection with the Tech Transfer (as defined in the Supply Agreement) pursuant to the Supply Agreement, the Parties shall enter into the assignment and assumption agreement in the form attached hereto as Exhibit D to assign the Lonza License Agreement to Licensee. [***]

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Article 3

DEVELOPMENT
3.1
Overview; Diligence. Subject to the terms and conditions of this Agreement (including the diligence obligations set forth below), Licensee shall be solely responsible, at its sole cost, for the Development of Licensed Products in the Field in the Territory. Licensee shall use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for [***] Licensed Product containing BMN 250 in [***] and to advance [***] Licensed Product from a Licensed Program other than the MPS IIIB Program to the filing of an IND in [***
3.2
Development Plan for MPS IIIB Products. Without expanding the obligations of Licensee set forth in Section 3.1, Licensee shall Develop [***] MPS IIIB Products in the Field in the Territory pursuant to a written development plan of activities to be conducted by or on behalf of Licensee or its Affiliates or Sublicensees to obtain Regulatory Approval of one or more MPS IIIB Products in [***] (the “Development Plan”). An initial Development Plan shall be prepared by Licensee and provided to BioMarin within [***] after the Effective Date. From time to time [***] during the Term, Licensee shall prepare updates and amendments, as appropriate, to the then-current Development Plan and will provide a copy thereof to BioMarin for review and comment. Licensee shall be solely responsible for all decisions regarding the day-to-day conduct of Development for the MPS IIIB Products within the Territory.
3.3
Development Records. Licensee shall maintain records of Development activities conducted by or on behalf of Licensee, its Affiliates and Sublicensees with respect to all Licensed Products, and Data and other information resulting from such activities, in detail and form sufficient for regulatory and patent purposes.
3.4
Development Reports. No less frequently than [***], Licensee shall provide BioMarin with a written report that summarizes, in reasonable detail, material Development activities performed during such time period. Licensee shall also promptly provide BioMarin with any additional information reasonably requested by BioMarin regarding the Development of any Licensed Product. All such reports and information shall be deemed the Confidential Information of Licensee.
3.5
Standards of Conduct. Licensee shall perform, and shall ensure that its Affiliates, Sublicensees, and Third Party contractors perform, all Development activities for Licensed Products in good scientific manner and in compliance with Applicable Laws.
3.6
Regulatory Filings. As between the Parties, Licensee shall be responsible for preparing and filing all Regulatory Filings and seeking all Regulatory Approvals in the Territory, including preparing all reports necessary as part of each Marketing Approval Application. As between the Parties, all Regulatory Filings for Licensed Products in the Territory shall be filed in the name of Licensee, and Licensee alone shall be responsible for all communications and other dealings with the regulatory agencies relating to the Licensed Products in the Territory. As between the Parties, Licensee shall be the legal and beneficial owner of all Regulatory Approvals in the Territory.
Article 4

COMMERCIALIZATION
4.1
Overview; Diligence. Subject to the terms and conditions of this Agreement (including the diligence obligations set forth below), Licensee has the sole right and responsibility for and has operational control over all aspects of the Commercialization of Licensed Products in the Field in the Territory. Licensee shall bear all of the costs and expenses incurred in connection with such Commercialization

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activities. Licensee shall use Commercially Reasonable Efforts to Commercialize each Licensed Product in each country in the Territory in which it has received Regulatory Approval.
4.2
Commercialization Reports. Within [***] after the end of each Calendar Year, Licensee shall provide BioMarin with a written report that summarizes, in reasonable detail, material Commercialization activities performed during such Calendar Year. Licensee shall also promptly provide BioMarin with any additional information reasonably requested by BioMarin regarding the Commercialization of any Licensed Product. All such reports and information shall be deemed the Confidential Information of Licensee.
4.3
Standards of Conduct. Licensee shall perform, or shall ensure that its Affiliates, Sublicensee and Third Party contractors perform, all Commercialization activities in a good scientific and ethical business manner and in compliance with Applicable Laws.
Article 5

MANUFACTURE AND SUPPLY
5.1
Overview. Subject to the terms and conditions of this Agreement and the other Transaction Agreements (including BioMarin’s obligations to provide BMN 250 supply in accordance with the Supply Agreement), Licensee has the sole right and responsibility for and has operational control over all aspects of the manufacture of Licensed Products in the Field in the Territory. Licensee shall bear all of the costs and expenses incurred in connection with manufacturing activities it undertakes.
5.2
BioMarin Manufacture and Supply of BMN 250. As of the Effective Date, the Parties have entered into a manufacturing technology transfer and supply agreement with respect to BMN 250 drug substance and drug product, including the transfer of BioMarin’s existing inventory thereof (the “Supply Agreement”).
Article 6

PAYMENTS
6.1
Equity Grant.
(a)
As partial consideration for the rights granted to Licensee hereunder, the Parties are entering into separate stock issuance and related agreements concurrently with the execution of this Agreement whereby (i) [***] (the “Initial Shares”), and (ii) [***].
(b)
Until such time as Licensee has received [***] Licensee shall issue to BioMarin [***]
(c)
For the purposes of this Section 6.1, “fully diluted capital stock” means [***].
6.2
Upfront Payment. Within [***] following the Effective Date, Licensee shall pay to BioMarin a [***].
6.3
Development Milestones Payments. Licensee shall pay to BioMarin the non- refundable, non-creditable, milestone payments set forth in the table below within [***] after the first achievement by a Licensed Product of the applicable milestone events, whether by or on behalf of Licensee, its Affiliate or any Sublicensee. For clarity, each of the following milestone payments shall be payable only once regardless of the number of times such milestone is achieved.

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Milestone Event	Milestone Payment
For MPS IIIA Products
[***]	[***]
[***]	[***]
[***]	[***]
For MPS IIIB Products
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
For GM1 Products
[***]	[***]
[***]	[***]

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[***]	[***]
For GM2 Products
[***]	[***]
[***]	[***]
[***]	[***]

6.4
Sales Milestones Payments. Licensee shall pay to BioMarin the non-refundable, non-creditable milestone payments set forth in the table below [***.]

Commercial Milestone Event	Milestone Payment for Each Licensed Product
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.5
Royalties on Net Sales.
(a)
Royalty Rate. For each Calendar Quarter in the applicable Royalty Term, subject to the terms and conditions of this Section 6.5, Licensee shall pay to BioMarin non-creditable, non-refundable royalties[***]:

Annual Net Sales of each Licensed Product in the Territory	Royalty Rate

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For MPS IIIB Products
[***]	[***]
[***]	[***]
[***]	[***]
For all Licensed Products other than MPS IIIB Products
[***]	[***]
[***]	[***]

(b)
Royalty Term. Royalties under Section 6.5(a) will be payable on a country-by-country and Licensed Product-by-Licensed Product basis during the period commencing on the [***] of such Licensed Product in such country in the Territory and ending on the latest of (i) [***, (ii) or (iii] (“Royalty Term”).
(c)
Royalty Reductions.
(i)
No Valid Claim. In any Calendar Quarter in which a Licensed Product is not Covered by a Valid Claim of a Licensed Patent in a country where such Licensed Product is sold but such Licensed Product has Regulatory Exclusivity in such country, the applicable royalty rate set forth in Section 6.5(a) with respect to such Licensed Product and such country shall be reduced by [***] subject to Section 6.5(d).
(ii)
Expiration of Exclusivity. In any Calendar Quarter in which a Licensed Product is not Covered by a Valid Claim of a Licensed Patent in a country where such Licensed Product is sold and such Licensed Product does not have Regulatory Exclusivity in such country, the applicable royalty rate set forth in Section 6.5(a) with respect to such Licensed Product and such country shall be reduced by [***], subject to Section 6.5(d).
(iii)
Biosimilar Competition. If, during any Calendar Quarter in which a Third Party commercially sells a Biosimilar Product with respect to a Licensed Product in a country, and which Biosimilar Competition Market Share is greater than [***] in such country, the applicable royalty rate set forth in Section 6.5(a) with respect to such Licensed Product and such country shall be reduced by [***], subject to Section 6.5(d).
(iv)
Third Party Licenses. In the event that Licensee is required to obtain or maintain one or more licenses under Patents and/or Know-How of Third Parties that are necessary for the manufacture or sale of BMN 250 in a country for the treatment of MPS IIIB including without limitation

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the Lonza License Agreement (“Third Party Licenses”), up to [***] of the royalties paid by Licensee under such Third Party Licenses with respect to sales of BMN 250 in such country for a Calendar Quarter will be creditable against the royalties otherwise payable by Licensee to BioMarin under Section 6.5(a) with respect to [***] in such country for such Calendar Quarter, subject to Section 6.5(d). In addition, (A) [***].
(d)
Royalty Floor. In no event will the aggregate royalty reductions pursuant to Section 6.5(c) reduce the effective royalty rate applicable [***] in such country during such Calendar Quarter.
6.6
Sublicensing Revenue.
(a)
If, during the [***] following the Effective Date, Licensee enters into a Sublicense Agreement granting commercial rights in [***] to any of the MPS IIIA Program, the GM1 Program or the GM2 Program, then Licensee shall pay to BioMarin [***] of all Sublicensing Revenue relating to such program(s) received by Licensee and its Affiliates under such Sublicense Agreement.
(b)
If, during the [***] following the Effective Date, Licensee enters into a Sublicense Agreement granting commercial rights to the MPS IIIB Program in [***], then Licensee shall pay to BioMarin [***] of all Sublicensing Revenue relating to the MPS IIIB Program received by Licensee and its Affiliates under such Sublicense Agreement.
6.7
Priority Review Voucher. If Licensee or its Affiliates receives a priority review voucher from the FDA (“PRV”) in connection with a Licensed Product, and sells such PRV to a Third Party, Licensee shall pay to BioMarin [***] of the consideration for Licensee’s first such sale of a PRV within [***] days following receipt thereof, such percentage to be calculated on the [***.]
Article 7

PAYMENT; REPORTS; AUDITS
7.1
Licensee Quarterly Payments and Reports. Within [***] following each Calendar Quarter, commencing with the Calendar Quarter during which the [***], Licensee shall provide BioMarin with a non-binding estimate of [***]. Sales milestone payments under Section 6.4 and royalties under Section 6.5 and payments on Sublicensing Revenue under Section 6.6 shall be calculated and reported for each Calendar Quarter and shall be paid within [***] following the end of such Calendar Quarter. Each royalty payment shall be accompanied by a report of Net Sales, on a country-by-country and Licensed Product-by- Licensed Product basis, in sufficient detail to permit confirmation of the accuracy of the payment made, including gross sales and Net Sales of Licensed Product, details of the deductions from gross sales taken in accordance with the definition of “Net Sales”, and the exchange rates used. Each royalty payment shall be accompanied by a report of Sublicensing Revenue received (on a Sublicensee-by-Sublicensee basis), including details of any allocations made, amounts excluded in accordance with the definition of “Sublicensing Revenue”, and exchange rates used. Licensee shall keep, and shall cause its Affiliates and Sublicensees to keep, complete and accurate records pertaining to the sale or other disposition of Licensed Products and the receipt of Sublicensing Revenue in sufficient detail to permit BioMarin to confirm the accuracy of all royalties, Net Sales, milestone payments and Sublicensing Revenue payments due hereunder. All of the foregoing reports and records shall be deemed the Confidential Information of Licensee. For clarity, Licensee shall have the responsibility to account for and report sales of Licensed Products by its Affiliates and Sublicensees on the same basis as if such sales were Net Sales by Licensee and Sublicensing Revenue received by its Affiliates on the same basis as if Sublicensing Revenue was received by Licensee.

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7.2
Non-Creditable, Non-Refundable. Except as otherwise expressly set forth in Sections 6.1(b) and 6.5(c)(iv), all payments made by Licensee pursuant to this Agreement shall be non-creditable and non-refundable.
7.3
Exchange Rate; Manner and Place of Payment. All payment amounts specified in this Agreement are expressed in Dollars, and all payments by Licensee to BioMarin under this Agreement shall be paid in Dollars. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, (a) with respect to royalty payments on Net Sales, such conversion shall be made in accordance with GAAP, and (b) with respect to all other payments, such conversion shall be made using the average of the buying and selling rates on the last [***] of the Calendar Quarter to which such amounts pertain, as published by The Wall Street Journal, Internet Edition at www.wsj.com. All payments owed under this Agreement shall be made by wire transfer to a bank and account designated in writing by BioMarin, unless otherwise specified in writing by BioMarin.
7.4
Accounting. Licensee agrees to keep full, clear and accurate records for a period of at [***]east [***] after the relevant payment is owed pursuant to this Agreement, setting forth the sales and other dispositions of Licensed Products in sufficient detail to enable royalties and other compensation payable to BioMarin hereunder to be determined. Licensee further agrees to permit its books and records to be examined by an independent accounting firm selected by BioMarin to verify reports provided pursuant to Section 7.1. Such audit shall not be performed more frequently than [***] per Calendar Year nor more frequently than [***] with respect to records covering any specific period of time. Such examination is to be made at the expense of BioMarin, except in the event that the results of the audit reveal an underpayment of royalties, milestones, or other payments to BioMarin under this Agreement of [***percent (5%)] or more over the period being audited, in which case reasonable audit fees for such examination shall be paid by Licensee.
7.5
Taxes.
(a)
Taxes on Income. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement.
(b)
Other/Indirect Taxes. Each Party shall be solely responsible for all taxes imposed directly or indirectly from the efforts of the Parties under this Agreement. All taxes, charges, fees, duties, levies or other assessments (including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, goods and services, value added, stamp, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, payroll, unemployment and social security taxes) that are imposed by any Governmental Authority are the responsibility of each Party.
(c)
Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to minimize any Tax due on the efforts of the Parties under this Agreement.
(d)
Withholding Taxes. If Licensee concludes that tax withholdings under the Applicable Laws of any country are required with respect to payments from Licensee to BioMarin pursuant to this Agreement, Licensee shall first notify BioMarin and provide BioMarin with [***] to determine whether there are actions BioMarin can undertake to avoid such withholding. During this notice period, Licensee shall refrain from making such payment until BioMarin instructs Licensee that (i) BioMarin intends to take actions (reasonably satisfactory to both Parties) that shall obviate the need for such withholding, in which case Licensee shall make such payment only after it is instructed to do so by BioMarin, or (ii) Licensee shall make such payment and withhold the required amount and pay it to the

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appropriate Governmental Authority. Notwithstanding the foregoing, if, as a result of (x) a permitted assignment of this Agreement by Licensee to an Affiliate or a Third Party outside of the United States or (y) the exercise by Licensee of its rights under this Agreement (in whole or in part) through an Affiliate or Third Party outside of the United States, foreign withholding tax in excess of the foreign withholding tax amount that would have been payable by Licensee in the absence of such assignment or exercise of rights becomes payable with respect to amounts due to BioMarin hereunder, such amounts owed by Licensee to BioMarin shall be increased so that the amount actually paid by Licensee to BioMarin equals the amount that would have been payable by Licensee to BioMarin in the absence of such excess withholding (after withholding of the excess withholding tax and any additional withholding tax on such increased amount). However, if a similar assignment by BioMarin results in foreign withholding tax in excess of the foreign withholding tax amount that would have been payable in the absence of such assignment by BioMarin, any amount due by Licensee to BioMarin pursuant to this Agreement shall not be increased for such excess withholding and, subject to the terms of this Agreement, the required amount shall be withheld and submitted to the appropriate Governmental Authority by Licensee. In all cases, (A) Licensee shall promptly provide BioMarin with copies of receipts or other evidence reasonably required and sufficient to allow BioMarin to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits, (B) the Parties shall cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment, and (C) the Parties shall cooperate to minimize such taxes in accordance with Applicable Laws, including using reasonable efforts to access the benefits of any applicable treaties.
7.6
Late Payments. Any amount owed by Licensee to BioMarin under this Agreement that is not paid within the applicable time period set forth herein shall accrue interest at the per annum rate of [***] over the then-current prime rate quoted by Citibank in New York City, NY, USA or the maximum rate allowable by Applicable Laws, whichever is lower.
Article 8

PATENTS AND KNOW-HOW
8.1
Ownership of Inventions.
(a)
Generally. Ownership of all Inventions, including Patents and other intellectual property rights with respect to such Inventions, shall be as set forth in this Section 8.1. Determination of inventorship of Inventions shall be made in accordance with U.S. patent laws. Each Party will continue to own any Patents and Know-How that it owned prior to the Effective Date or that it creates or obtains outside the scope of this Agreement or any other Transaction Agreement.
(b)
Ownership by Inventorship. Inventions that are made solely by Licensee (and all intellectual property rights therein, including the Patents claiming them) shall be owned solely by Licensee; Inventions that are made solely by BioMarin (and all intellectual property rights therein, including the Patents claiming them) shall be owned solely by BioMarin; and Joint Inventions (and the Joint Patents) shall be owned jointly by the Parties, with each Party having an equal, undivided interest therein. Subject to the rights and obligations of the Parties herein, including in Section 2.1 and Section 2.5, each Party has the right to exploit and grant licenses under such Joint Inventions (and the Joint Patents) to any Third Party without the consent of, or a duty of accounting to, the other Party.
(c)
Improvements. Licensee shall promptly disclose to BioMarin any and all Generally Applicable Improvements made by or on behalf of Licensee, its Affiliates and Sublicensees. Licensee shall grant, and hereby grants, to BioMarin a fully-paid, irrevocable, non- exclusive license, with the right to sublicense through multiple tiers, under such Generally Applicable Improvements for all uses

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(but subject to Section 2.5) throughout the Territory. For clarity, each Sublicense shall provide that Licensee shall obtain a license or assignment of any and all Generally Applicable Improvements made by or on behalf of its Affiliates and Sublicensees to enable Licensee to, in turn, grant the license under such Generally Applicable Improvements to BioMarin as set forth above.
8.2
Patent Prosecution and Maintenance.
(a)
Scope. For purposes of this Section 8.2 , the terms “prosecution” and “maintenance” (including variations such as “prosecute” and “maintain”) shall mean, with respect to a Patent, the preparation, filing, prosecution (including conducting all correspondence and interactions with any patent office and seeking, conducting and defending all any interferences, inter partes reviews, reissue proceedings, reexaminations, and oppositions and similar proceedings) and maintenance (including payment of any patent annuity or maintenance fees) of such Patent, as well as re-examinations, reissues, appeals, post grant reviews (PGR), and inter partes reviews (IPR) or their equivalents with respect to such Patent, together with the initiation or defense of interferences, oppositions and other similar proceedings with respect to the particular Patent, and any appeals therefrom. “Prosecution” and “maintenance” (including variations such as “prosecute” and “maintain”) shall exclude any enforcement action with respect to a Patent.
(b)
Product-Specific Patent Prosecution and Maintenance. Licensee shall have the first right, but not the obligation, to control and manage the prosecution and maintenance of all Product-Specific Patents throughout the world, at its sole cost and expense and by counsel of its own choice. Licensee shall keep BioMarin reasonably informed of progress with regard to the prosecution and maintenance of Product-Specific Patents and shall provide to BioMarin copies of all material patent office submissions within a reasonable amount of time following submission thereof by Licensee. In the event that Licensee desires to abandon or cease the prosecution or maintenance of any Product-Specific Patent in any country (without initiation of the prosecution and maintenance of a substitution therefor), or not to file any Product-Specific Patent in any country, Licensee shall provide reasonable prior written notice to BioMarin of such intention to abandon or not to file (which notice shall, to the extent possible, be given no later than [***] prior to the next deadline for any action that must be taken with respect to any such Product-Specific Patent in the relevant patent office). In such case, at BioMarin’s sole discretion, upon written notice to Licensee from BioMarin, BioMarin may elect to continue the prosecution and maintenance of any such Patent, at its sole cost and expense and by counsel of its own choice, in which case such Patent shall no longer be a Licensed Patent and Licensee shall not have any further rights with respect thereto.
(c)
Generally Applicable Patents. BioMarin, at its expense, shall have the sole right to control the preparation, filing, prosecution and maintenance of Generally Applicable Patents using patent counsel of BioMarin’s choice. BioMarin shall keep Licensee reasonably informed with respect to the status of the filing, prosecution and maintenance of such Generally Applicable Patents.
(d)
New Licensed Patents and Status Changes to Licensed Patents.
(i)
If, at any time during the Term, BioMarin files any Patent that claims solely Product-Specific Know-How and BioMarin Controls such Patent, then such Patent shall be deemed a Product-Specific Patent and Exhibit A shall be updated accordingly.
(ii)
If, at any time during the Term, BioMarin files any Patent that claims solely Generally Applicable Know-How or a combination of Generally Applicable Know- How and Product-Specific Know-How and BioMarin Controls such Patent, then such Patent shall be deemed a Generally Applicable Patent and Exhibit B shall be updated accordingly.

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(iii)
If, at any time during the Term, any Generally Applicable Patent is amended or modified such that, as so amended or modified, it claims solely Product-Specific Know-How, then such Generally Applicable Patent thereafter shall be a Product-Specific Patent and Exhibits A and B shall be updated accordingly.
(iv)
If, at any time during the Term, any Product-Specific Patent is amended or modified such that, as so amended or modified, it claims Generally Applicable Know- How, then such Product-Specific Patent thereafter shall be a Generally Applicable Patent and Exhibits A and B shall be updated accordingly.
(e)
Cooperation of the Parties. Each Party agrees to cooperate fully in the prosecution and maintenance of the Licensed Patents pursuant to Section 8.2. Such cooperation includes, but is not limited to: (i) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to enable the other Party to apply for and to prosecute patent applications in any country as permitted by Section 8.2, and (ii) promptly informing the other Party of any matters coming to such Party’s attention that may affect the prosecution and maintenance of any such patent applications.
8.3
Patent Term Extension. The Parties shall cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country where applicable to Licensed Products. In the event that elections with respect to obtaining such patent term restoration, supplemental protection certificates or their equivalents are to be made, Licensee shall make that election with respect to any Licensed Product, provided that (i) with respect to the Product-Specific Patents, Licensee shall have final decision-making authority with respect thereto and (ii) with respect to the Generally Applicable Patents, Licensee shall require the prior written consent of BioMarin to make any such election. The foregoing shall not limit BioMarin’s right to make any such election with respect to any Generally Applicable Patent for any products other than the Licensed Products, to the extent available under Applicable Law.
8.4
Patent Enforcement.
(a)
Notice. If either Party becomes aware any infringement, threatened infringement, or alleged infringement of (i) any Product-Specific Patent on account of a Third Party’s manufacture, use, offer to sell or sale of a product in the Product-Specific Field or (ii) any Generally Applicable Patent on account of a Third Party’s manufacture, use, offer to sell or sale of a Generally Applicable Licensed Product in the Generally Applicable Field (each of (i) and (ii), an “Infringement”), it will promptly notify the other Party thereof including available evidence of infringement.
(b)
Product-Specific Patents. Licensee will have the first right (but not the obligation), at its sole expense, to take the appropriate steps to address any Infringement by enforcing any Product-Specific Patent, including without limitation the initiation of a suit, proceeding or other legal action by counsel of its own choice. BioMarin will have the right, at its own expense, to be represented in any such suit, proceeding, or action by counsel of its own choice. If Licensee fails to take the appropriate steps to address a particular Infringement before the earlier of (i) [***]after the date one Party has provided notice to the other Party of such Infringement and (ii) [***] before the time limit, if any, set forth in Applicable Laws for the filing of such actions, then BioMarin will have the right (but not the obligation), at its sole expense, to take the appropriate steps to address such Infringement by enforcing such Product-Specific Patent, including without limitation the initiation of a suit, proceeding or other legal action by counsel of its own choice. Licensee will have the right, at its own expense, to be represented in any such suit, proceeding, or action by counsel of its own choice.

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(c)
Generally Applicable Patents. BioMarin will have the sole right (but not the obligation), at its sole expense, to take the appropriate steps to address any Infringement by enforcing any Generally Applicable Patent, including without limitation the initiation of a suit, proceeding or other legal action by counsel of its own choice. Licensee will have the right, at its own expense, to be represented in any such suit, proceeding, or action by counsel of its own choice. In the event that there are no Product-Specific Patents that can reasonably be used to cause the cessation of an Infringement, the Parties shall promptly discuss appropriate steps to address such Infringement and Licensee may request that BioMarin take action to cease such Infringement by enforcing a Generally Applicable Patent against the relevant Third Party, which case, unless (i) such action would be prohibited by an agreement between BioMarin and Third Party or (ii) BioMarin determines in good faith that such action is likely to have an adverse effect on the validity or enforceability of such Generally Applicable Patent, BioMarin shall either (1) initiate such action at its expense or (2) permit Licensee to initiate such action at its expense.
(d)
Cooperation. If one Party brings any suit, action or proceeding in accordance with this Section 8.4 (such Party, the “Enforcing Party”), the other Party (the (“Non- Enforcing Party”) agrees to be joined as party plaintiff or furnish power of attorney, in each case, only if required for the Enforcing Party to bring any such suit, action or proceeding. The Non- Enforcing Party will provide reasonable assistance to the Enforcing Party, including by providing access to relevant documents and other evidence and making its employees available, subject to the Enforcing Party’s reimbursement of any out-of-pocket expenses incurred by the Non- Enforcing Party in providing such assistance. The Enforcing Party shall not enter into any settlement or compromise of any suit, action or proceeding pursuant to this Section 8.4: (i) in a manner that would diminish the rights or interests of the Non-Enforcing Party without the written consent of the Non-Enforcing Party, which shall not be unreasonably withheld; or (ii) that would impose any cost or liability on the Non-Enforcing Party, or admit the invalidity or unenforceability of any Patent Controlled by the Non-Enforcing Party, without the Non-Enforcing Party’s prior written consent, which may be withheld in the Non-Enforcing Party’s sole discretion.
(e)
Recovery. Except as otherwise agreed by the Parties in connection with a cost-sharing arrangement, any recovery as a result of any suit, action or proceeding pursuant to this Section 8.4, whether by way of settlement or otherwise, shall be used first to reimburse the Enforcing Party for its documented, out-of-pocket costs and expenses (including court, attorneys’ and professional fees) incurred in connection with such suit, action or proceeding, and then to reimburse the Non-Enforcing Party for its documented, out-of-pocket costs and expenses (including court, attorneys’ and professional fees) incurred in connection with such suit, action or proceeding (to the extent not previously reimbursed by the Enforcing Party), and any remainder of the recovery after reimbursement of the litigation costs and expenses of the Parties (“Remainder”) shall be retained by the Enforcing Party; provided that to the extent any Remainder is recovered by Licensee, such Remainder shall be deemed Net Sales and subject to payments to BioMarin pursuant to Section 6.5.
8.5
Defense of Infringement Actions.
(a)
During the term of this Agreement, each Party shall bring to the attention of the other Party all information regarding potential infringement of Third Party intellectual property rights via the development, manufacture, production, use, importation, offer for sale, or sale of any Licensed Product in the Territory. The Parties shall discuss such information and decide how to handle such matter.
(b)
If Licensee or BioMarin is named as defendant(s) in a Patent suit filed by a Third Party alleging that the delivery of Licensed Products directly to the cerebrospinal fluid infringes such Third Party’s Patents, then at BioMarin’s request, BioMarin shall have the right to defend such suit at its own cost and shall indemnify and hold Licensee harmless against any such Patent infringement suit, and any

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claims, losses, damages, liabilities, expenses, including reasonable attorneys’ fees and costs, that may be incurred by Licensee therein or in settlement thereof.
(c)
This Section 8.5 shall not be interpreted as placing on either Party a duty of inquiry regarding Third Party intellectual property rights.
8.6
Patent Marking. Licensee shall, and shall require its Affiliates and Sublicensees to, mark Licensed Products sold by Licensee, its Affiliates and Sublicensees hereunder with appropriate patent numbers or indicia to the extent permitted by Applicable Laws, in those countries in which such markings or such notices impact recoveries of damages or equitable remedies available with respect to infringements of Licensed Patents.
8.7
Trademarks. Licensee shall be responsible for the selection, registration, maintenance, and defense of all trademarks for use in connection with the sale or marketing of Licensed Products in the Field in the Territory (the “Marks”), as well as all expenses associated therewith. All uses of the Marks shall comply with all Applicable Laws (including, without limitation, those laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries). Licensee shall not, without BioMarin’s prior written consent, use any trademarks or house marks of BioMarin (including the BioMarin corporate name), or marks confusingly similar thereto, in connection with Licensee’s Commercialization of Licensed Products under this Agreement. Licensee shall own all Marks.
Article 9

REPRESENTATIONS, WARRANTIES, AND COVENANTS
9.1
Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that, as of the Effective Date:
(a)
Such Party is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;
(b)
The execution, delivery and performance of this Agreement and the other Transaction Agreements by such Party has been duly authorized by all requisite corporate action;
(c)
Such Party has the corporate power and authority to execute and deliver this Agreement and the other Transaction Agreements and to perform its obligations hereunder and thereunder, and such performance does not conflict with or constitute a breach of any agreement of such Party with a Third Party; and
(d)
Such Party has the right to grant the rights and licenses described in this Agreement and the other Transaction Agreements.
9.2
BioMarin Representations and Warranties. BioMarin hereby represents and warrants to Licensee that, as of the Effective Date:
(a)
Exhibits A and B attached hereto list all Patents Controlled by BioMarin as of the Effective Date that Cover the Licensed Products other than the Patents licensed to BioMarin pursuant to the Lonza License Agreement;
(b)
BioMarin Controls all Licensed Technology, has the right to grant the licenses granted to Licensee under Section 2.1, and has not granted any rights to any Third Party that are inconsistent therewith;

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(c)
To BioMarin’s Knowledge, there are no pending, alleged or threatened, (i) inter partes reviews, post-grant reviews, interferences, re-examinations, or oppositions involving the Licensed Patents that are in or before any patent authority (or other governmental authority performing similar functions) or (ii) inventorship challenges involving the Licensed Patents that are in or before any patent or other governmental authority;
(d)
To BioMarin’s Knowledge, no Third Party is infringing or misappropriating the Licensed Technology;
(e)
BioMarin has not received any written notice from a Third Party that the research or development of any Licensed Product conducted by BioMarin prior to the Effective Date has infringed any Patents of any Third Party;
(f)
BioMarin and its Affiliates have conducted all research and development of Licensed Products, including any and all pre-clinical and clinical studies of BMN 250, in accordance with Applicable Law in all material respects;
(g)
Neither BioMarin nor any of its Affiliates is debarred under the Act or comparable Applicable Laws outside of the United States;
(h)
BioMarin has allowed Licensee access to all material information in BioMarin’s possession or control as of the Effective Date to the extent that such information (i) constitutes the material results of all preclinical testing and clinical testing of BMN 250 and any other Licensed Product; and (ii) documents or describes side effects, injury, toxicity or sensitivity reaction and incidents or the severity thereof in subjects enrolled in clinical studies conducted by or on behalf of BioMarin with respect to BMN 250 and any other Licensed Product, all of which material information referred to in clauses (i) and/or (ii) above, to BioMarin’s Knowledge, is true and correct in all material respects;
(i)
BioMarin has disclosed to Licensee all material contracts between BioMarin and a Third Party that are in force as of the Effective Date pursuant to which such Third Party performed preclinical or clinical development or manufacture of BMN 250 and any other Licensed Product on behalf of BioMarin, and BioMarin has not received any written notice from such Third Party of BioMarin’s material breach or default under any such material contract;
(j)
BioMarin has provided or made available, when requested by Licensee to conduct its due diligence review, any and all material documents and communications in its possession or control from and to the FDA or EMA, or prepared by the FDA or EMA, that are related to BMN 250 or any other Licensed Product and concern the compliance with the requirements of the FDA or EMA, including any notice of inspection, inspection report, warning letter, deficiency letter, or similar communication; and
(k)
To BioMarin’s Knowledge, none of BioMarin, any of its Affiliates or any of their respective officers, employees or agents has made, with respect to BMN 250 or any other Licensed Product, an untrue statement of a material fact to the FDA or EMA or failed to disclose a material fact required to be disclosed to the FDA or EMA.
(l)
Neither of the Existing Licenses includes a grant by BioMarin of any license under any Product-Specific Technology in any Product-Specific Field or any Generally Applicable Technology in any Generally Applicable Field, other than a non-exclusive license under certain of the Generally Applicable Technology (i) in the case of the license granted to [***], and (ii) [***]the case of the license granted to an undisclosed Third Party, [***]. Without limiting the foregoing, except as expressly set forth in the foregoing clauses (i) and (ii), neither of the Existing Licenses includes a grant by BioMarin of any

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license under any Product-Specific Technology or Generally Applicable Technology to research, develop, make, use or sell any Licensed Product in the Product-Specific Field or the Generally Applicable Field, respectively. To BioMarin’s Knowledge based solely on publicly available information, the undisclosed Third Party referenced in the foregoing clause (ii) is not, as of the Effective Date, actively developing any sulfatase-containing pharmaceutical product for the prevention or treatment of MPS IIIA.
9.3
BioMarin Covenants. BioMarin covenants to Licensee that from and after the Effective Date, BioMarin shall (a) cooperate with Licensee or its Affiliates and their respective accountants and auditors by providing access to information, books, and records related to the business of the Licensed Products (the “Business”), as Licensee may reasonably request in connection with the preparation by Licensee or its Affiliates of historical and pro forma financial statements related to the Business as may be required to be included in any filing made by Licensee or any of its Affiliates under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including the requirements of Regulation S-K and Regulation S-X applicable to “carve-out” financial statements that would apply to a registration statement of Licensee filed with the United States Securities and Exchange Commission (the “SEC”) on Form S-1 and (b) without limiting the foregoing, shall provide Licensee with such information as is required for Licensee or its Affiliates to prepare audited “carve out” financial statements related to the Business, for the [***] (or such shorter period as agreed to by Licensee) and information requested by Licensee and reasonably necessary to prepare any applicable pro forma financial information required to be filed by Licensee with the SEC.
9.4
Licensee Representations and Warranties. Licensee represents and warrants to BioMarin that, as of the Effective Date, neither Licensee nor any of its Affiliates is debarred under the Act or comparable Applicable Laws outside of the United States.
9.5
Licensee Covenants. Licensee covenants to BioMarin that:
(a)
neither Licensee nor any of its Affiliates will employ or knowingly use the services of any Person who is debarred or disqualified under United States law, including 21 U.S.C. §335a, or any foreign equivalent thereof, in connection with activities relating to any Licensed Products; and in the event that Licensee becomes aware of the debarment or disqualification or threatened debarment or threatened disqualification of any Person providing services to Licensee or any of its Affiliates with respect to any activities relating to any Licensed Products, Licensee will immediately notify Licensee in writing and Licensee will cease, or cause its Affiliate to cease (as applicable), employing, contracting with, or retaining any such Person to perform any services relating to any Licensed Products;
(b)
neither Licensee nor any of its Affiliates will, in connection with the exercise of Licensee’s rights or performance of its obligations under this Agreement or any other Transaction Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a public official or entity or other Person for purpose of obtaining or retaining business for or with, or directing business to, any Person, including Licensee and its Affiliates, nor will Licensee or any of its Affiliates directly or indirectly promise, offer or provide any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a public official or entity or any other Person in connection with the exercise of Licensee’s rights or performance of Licensee’s obligations under this Agreement or any other Transaction Agreement;
(c)
neither Licensee nor any of its Affiliates (or any of their respective employees and contractors), in connection with the exercise of Licensee’s rights or performance of Licensee’s obligations under this Agreement or any other Transaction Agreement, shall knowingly cause BioMarin to be in violation of Anti-Corruption Laws or Export Control Laws; and

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(d)
Licensee shall immediately notify BioMarin if Licensee has any information or suspicion that there may be a violation of Anti-Corruption Laws or Export Control Laws in connection with the exercise of Licensee’s rights or performance of Licensee’s obligations under this Agreement or any other Transaction Agreement.
9.6
Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 9.1, 9.2 AND 9.4, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.
9.7
Limitation of Liability. NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, EACH PARTY’S PERFORMANCE OR LACK OF PERFORMANCE HEREUNDER, OR ANY LICENSE GRANTED HEREUNDER, EXCEPT FOR DAMAGES ARISING FROM A BREACH OF EITHER PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 10, AND THE FOREGOING SHALL NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 11.1 OR 11.2.
Article 10

CONFIDENTIALITY
10.1
Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, during the Term and for [***] thereafter, such Party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose, other than as expressly provided for in this Agreement, any Confidential Information furnished to it by or on behalf of the other Party (the “Disclosing Party”) pursuant to this Agreement, any other Transaction Agreement or under the Prior CDA. The Receiving Party may use Confidential Information only to the extent required to accomplish the purposes of this Agreement or any other Transaction Agreement. The Receiving Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own, but no less than reasonable care, to ensure that its, and its Affiliates’, employees, agents, consultants and other representatives (“Representatives”) do not disclose or make any unauthorized use of the Confidential Information. The Receiving Party will promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information
10.2
Exceptions. Confidential Information shall not include any information which the Receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available; (b) is known by the Receiving Party at the time of receiving such information, as evidenced by its records; (c) is hereafter lawfully furnished to the Receiving Party on a non-confidential basis by a Third Party, as a matter of right (i.e., without breaching any obligation such Third Party may have to the Disclosing Party); or (d) is independently discovered or developed by the Receiving Party, independently of the activities undertaken by the Receiving Party pursuant to this Agreement or any other Transaction Agreement and without the use of or reference to Confidential Information of the Disclosing Party, as evidenced by the Receiving Party’s contemporaneously-maintained written records.

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10.3
Authorized Disclosure. Notwithstanding the provisions of Section 10.1, each Party may disclose Confidential Information of the other Party as expressly permitted by this Agreement or any other Transaction Agreement, or if and to the extent such disclosure is necessary in the following instances:
(a)
enforcing such Party’s rights under this Agreement or any other Transaction Agreement and performing its obligations under this Agreement or any other Transaction Agreement;
(b)
prosecuting or defending litigation as permitted by this Agreement or any other Transaction Agreement;
(c)
complying with Applicable Laws;
(d)
complying with the listing rules of any exchange on which the Receiving Party’s or its Affiliate’s securities are traded;
(e)
in Regulatory Filings that the Receiving Party has the right to make under this Agreement or any other Transaction Agreement;
(f)
disclosure to the Receiving Party’s Affiliates, to actual or bona fide potential Sublicensees, and to the Receiving Party’s and its Affiliates’ Representatives who, in each case, have a need to know such information in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement or any other Transaction Agreement, provided, in each case, that any such Affiliate, actual or bona fide potential Sublicensee, or Representative agrees to be bound by terms of confidentiality and non-use at least as restrictive as those set forth in this ARTICLE 10; and
(g)
disclosure to Third Parties in connection with due diligence or similar investigations by such Third Parties, disclosure to a Party’s current Third Party investors, and disclosure to bona fide potential Third Party investors in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by reasonable obligations of confidentiality and non-use.

Notwithstanding the foregoing, in the event the Receiving Party is required to make a disclosure of the Disclosing Party’s Confidential Information pursuant to Section 10.3(b), 10.3(c) or 10.3(d), it will, except where impracticable, (i) give reasonable advance notice to the Disclosing Party of such disclosure, (ii) use efforts to secure confidential treatment of such information at least as diligent as the Receiving Party would use to protect its own confidential information, but in no event less than reasonable efforts, and (iii) cooperate with any efforts by the Disclosing Party, at the Disclosing Party’s request and expense, to secure confidential treatment of such Confidential Information. Disclosure by the Receiving Party of Confidential Information in accordance with any of the foregoing provisions of this Section 10.3 shall not, in and of itself, cause the information so disclosed to cease to be treated as Confidential Information under this Agreement, except to the extent that, by virtue of disclosure by the Receiving Party in full compliance with this Section 10.3, such information becomes generally known or available.

10.4
Confidentiality of the Transaction Agreements. Each Party agrees not to disclose to any Third Party the terms of this Agreement or any other Transaction Agreement without the prior written consent of the other Party hereto, except that each Party may disclose the terms of this Agreement or any other Transaction Agreement that are otherwise made public as contemplated by Section 10.5 or to the extent such disclosure is permitted under Section 10.3.
10.5
Public Announcements.

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(a)
The Parties shall agree to and issue a [***] public announcement of the execution of this Agreement on or after the Effective Date.
(b)
After release of such initial press release, if either Party desires to make a public announcement concerning the material terms of this Agreement or any other Transaction Agreement, such Party shall give [***] prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld or delayed. A Party commenting on such a proposed press release shall provide its comments, if any, within [***] after receiving the press release for review, or such shorter period as may be required in exigent circumstances. Where required by Applicable Law or by the regulations of the applicable securities exchange upon which a Party may be listed, such Party shall have the right to make a press release announcing the achievement of each milestone under this Agreement as it is achieved, the achievements of Regulatory Approvals as they occur, and other material events occurring pursuant to this Agreement, subject only to the review procedure set forth in the preceding sentence. In relation to each Party’s review of such an announcement, such Party may make specific, reasonable comments on such proposed press release within the prescribed time for commentary, but shall not withhold its consent to disclosure of the information that the relevant milestone has been achieved and triggered a payment hereunder or is otherwise required to be disclosed by Applicable Laws or the rules of an applicable securities exchange. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or any other Transaction Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 10.5(b), provided such information continues as of such time to be accurate.
(c)
The Parties acknowledge that each Party may be obligated to file a copy of this Agreement or any other Transaction Agreement with the SEC or other applicable entity having regulatory authority over such Party’s securities or the exchange thereof, as a material agreement of such Party. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of certain commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available to such Party, and to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed. In the event of any such filing, no less than [***] prior to the required filing date, such Party will provide the other Party with a copy of the applicable Transaction Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed, and such other Party will as promptly as practical provide any such comments; provided, however, that if Licensee is the Party required to make such filing, Licensee shall incorporate all of BioMarin’s comments thereon except to the extent that (i) Licensee is advised by competent outside counsel that Licensee is legally precluded from doing so and (ii) prior to making such filing, Licensee provides notice of such advice to BioMarin and provides BioMarin with a reasonable opportunity to discuss the basis for such advice with such outside counsel.
10.6
Publications. Each Party and its Affiliates shall be free to publish, and Licensee may authorize its Sublicensees to publish, the results of any preclinical study or clinical trial of a Licensed Product conducted by or on behalf of such Party or its Affiliate or Sublicensees, provided that the other Party has a reasonable opportunity not less than [***] prior to the date of submission for publication to review the proposed publication and provide comments. If such comments involve a redaction of Confidential Information of such reviewing party, the publishing Party shall incorporate such comments. If such comments involve the identification of patentable material in such proposed publication, the publishing Party shall delay publication for up to [***] until the appropriate Party seeks patent protection for such information. Any such publication shall acknowledge, as appropriate, the contribution of the other Party, its employees, agents and representatives.

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Article 11

INDEMNIFICATION
11.1
Indemnification by BioMarin. Unless otherwise provided herein, BioMarin shall indemnify, hold harmless and defend Licensee, its Affiliates, and their directors, officers, employees and agents (the “Licensee Indemnitees”) from and against any and all Third Party suits, claims, actions, demands, liabilities, expenses and/or losses (including without limitation attorneys’ fees, court costs, witness fees, damages, judgments, fines and amounts paid in settlement) (“Losses”) to the extent that such Losses arise out of (a) BioMarin’s breach of any Transaction Agreement (except for the Supply Agreement), (b) the negligence or willful misconduct of BioMarin or its Affiliates, (c) the research, development, manufacture, distribution, use, testing, promotion, marketing, or sale or other disposition of any Licensed Product by or on behalf of BioMarin, its Affiliates or sublicensees prior to the Effective Date or after the Term or (d) any other exercise by BioMarin, its Affiliates or sublicensees of any intellectual property assigned or licensed to BioMarin hereunder. Notwithstanding the foregoing, BioMarin’s obligation to indemnify, hold harmless, and defend the Licensee Indemnitees shall not apply to the extent any Losses arise out of (x) Licensee’s breach of any Transaction Agreement (except for the Supply Agreement), or (y) the negligence or willful misconduct of Licensee or its Affiliates.
11.2
Indemnification by Licensee. Unless otherwise provided herein, Licensee shall indemnify, hold harmless and defend BioMarin, its Affiliates, and their directors, officers, employees and agents (the “BioMarin Indemnitees”) from and against any and all Losses, to the extent that such Losses arise out of (a) Licensee’s breach of any Transaction Agreement (except for the Supply Agreement), (b) the negligence or willful misconduct of Licensee or its Affiliates, or (c) the research, development, manufacture, distribution, use, testing, promotion, marketing, or sale or other disposition of any Licensed Product by or on behalf of Licensee, its Affiliates or Sublicensees. Notwithstanding the foregoing, Licensee’s obligation to indemnify, hold harmless, and defend the BioMarin Indemnitees shall not apply to the extent any Losses arise out of (x) BioMarin’s breach of any Transaction Agreement (except for the Supply Agreement), or (y) the negligence or willful misconduct of BioMarin or its Affiliates.
11.3
Procedure. In the event of a claim by a Third Party against a Party entitled to indemnification under this Agreement (“Indemnified Party”), the Indemnified Party shall promptly notify the other Party (“Indemnifying Party”) in writing of the claim and the Indemnifying Party shall undertake and solely manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnified Party shall cooperate with the Indemnifying Party, including, as requested by the Indemnifying Party entering into a joint defense agreement. The Indemnified Party may, at its option and expense, be represented in any such action or proceeding by counsel of its choice. The Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Party without the Indemnifying Party’s written consent. The Indemnifying Party shall not settle any such claim unless such settlement fully and unconditionally releases the Indemnified Party from all liability relating thereto, unless the Indemnified Party otherwise agrees in writing.
11.4
Insurance. Licensee, at its own expense, shall maintain clinical trials and product liability insurance in an amount consistent with industry standards for a company of similar standing during the term of this Agreement. Licensee shall provide [***] prior written notice to any cancellation of its insurance policy. Licensee shall designate BioMarin as an additional insured under its insurance policy.
Article 12

TERM AND TERMINATION
12.1
Term. The term of this Agreement shall begin on the Effective Date and, unless earlier terminated in accordance with the terms of this ARTICLE 12, will expire on the date on which Licensee

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does not and will not have any additional payment obligations to BioMarin under this Agreement (the “Term”).
12.2
Termination by Licensee. Licensee shall have the right to terminate this Agreement at any time on [***] days prior written notice to BioMarin.
12.3
Termination by BioMarin for Patent Challenge. If Licensee or its Affiliates or Sublicensees (directly or indirectly, individually or in association with any other Person) challenges the validity, enforceability or scope of any Licensed Patent, BioMarin shall have the right to elect, at its sole discretion, by written notice to Licensee to immediately terminate this Agreement and the other Transaction Agreements.
12.4
Termination for Breach.
(a)
Termination of Agreement in its Entirety for Material Breach. Subject to the terms and conditions of this Section 12.4(a), a Party (the “Non-Breaching Party”) shall have the right, in addition to any other rights and remedies, to terminate this Agreement and the other Transaction Agreements in their entirety in the event the other Party (the “Breaching Party”) is in breach of any of its material obligations under this Agreement. The Non-Breaching Party shall first provide written notice to the Breaching Party, which notice shall identify with particularity the alleged breach. The Breaching Party shall have a period of [***] (or [***] with respect to a breach of such Party’s payment obligations) after such written notice is provided to cure such breach. If such breach is not cured within such period, this Agreement and the other Transaction Agreements shall terminate immediately at end of such period on written notice from the Non-Breaching Party. Notwithstanding the foregoing, in the case of BioMarin as the Non-Breaching Party, if the breach is of Licensee’s obligations to use Commercially Reasonable Efforts in Developing, manufacturing or Commercializing Licensed Products with respect to a particular Licensed Program, this Agreement and the other Transaction Agreements may only be terminated with respect to such Licensed Program pursuant to Section 12.4(b) and may not be terminated in their entirety pursuant to this Section 12.4(a).
(b)
Termination of Licensed Program for Material Breach. If a Licensed Program Abandonment occurs with respect to a License Program and Licensee has not cured such Licensed Program Abandonment within [***] after Licensee’s receipt of written notice of such Licensed Program Abandonment from BioMarin, BioMarin may terminate this Agreement and the other Transaction Agreements with respect to such Licensed Program at any time by providing written notice to Licensee, provided, however, that if Licensed Program Abandonment is not reasonably curable within [***] and Licensee is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***], in order to permit Licensee a reasonable period of time to cure such breach. “Licensed Program Abandonment” means, with respect to a Licensed Program, at any time prior to the first receipt of Regulatory Approval for a Licensed Product under such Licensed Program, the failure of Licensee or its Affiliates or Sublicensees to conduct any material research and Development activity for any Licensed Product in such Licensed Program during any [***] period. Notwithstanding the foregoing, such [***] shall automatically be tolled for the duration of any period in which there is (i) a delay imposed by a regulatory authority or force majeure event affecting the applicable Licensed Program that prevents further research or Development of Licensed Products in such Licensed Program, provided that Licensee or its Affiliates or Sublicensees is taking reasonable action to address and remove such regulatory delay or force majeure event or (ii) a good faith determination by Licensee or its Affiliates or Sublicensees to suspend Development activities with respect to the applicable Licensed Program for reasons of patient safety.

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12.5
Termination for Insolvency. Each Party will have the right to terminate the Transaction Agreements immediately upon written notice if: (a) the other Party becomes insolvent; (b) the other Party files a petition in bankruptcy, or an involuntary petition in bankruptcy is filed against the other Party and the other Party consents to such petition, or such involuntary petition is not dismissed within [***] and the other Party (i) fails to assume the Transaction Agreements in any such bankruptcy proceeding within [***] after filing or (ii) assumes and assigns the Transaction Agreements to a Third Party; or (c) a receiver or guardian has been appointed for the other Party who is not discharged within [***] days after appointment.
12.6
Effects of Termination.
(a)
Upon termination of this Agreement for any reason:
(i)
Each Party shall promptly return to the other Party all relevant records and materials in its possession or control containing or comprising the other Party’s Confidential Information and to which the Party does not retain rights hereunder.
(ii)
All licenses granted by BioMarin to Licensee shall terminate with respect to the terminated Licensed Program(s), all Sublicenses shall terminate with respect to the terminated Licensed Program(s) and all rights in any and all Licensed Products under the terminated Licensed Program(s) shall revert to BioMarin.
(iii)
Licensee and its Affiliates shall discontinue making any representation regarding its status as a licensee of BioMarin with respect to the terminated Licensed Program(s), and shall cause any Sublicensees to do the same. Licensee and its Affiliates shall cease conducting any activities with respect to the research, development, manufacture, marketing, promotion, offer for sale, sale or distribution of Licensed Products under the terminated Licensed Program(s), and shall cause any Sublicensees to do the same. Without limiting the foregoing, Licensee and its Affiliates and Sublicensees shall wind-down all clinical trials for Licensed Products under terminated Licensed Program(s) that are on-going at the time of termination other than such clinical trials that are transitioned to BioMarin at its request.
(iv)
BioMarin shall have the right to develop and commercialize Licensed Products under the terminated Licensed Program(s) itself or with one or more Affiliates or Third Parties, and shall have the right, without obligation to Licensee, to take any such actions in connection with such activities as BioMarin (or its designee), at its discretion, deems appropriate.
(b)
In the event of any termination of this Agreement by BioMarin pursuant to Section 12.3 (for Licensee’s challenge to the enforceability of any Licensed Patents) or Section 12.4 (for Licensee’s uncured material breach), the following shall also apply with respect to the terminated Licensed Program(s) (i.e., in addition to Section 12.6(a)):
(i)
Effective upon such termination, Licensee hereby grants to BioMarin a worldwide, exclusive (even as to Licensee), irrevocable, royalty-free, fully paid-up license (with full rights to sublicense through multiple tiers), under all Know-How and Patents Controlled by Licensee or its Affiliates that were generated or practiced in the course of, or are reasonably necessary for, researching, Developing, manufacturing or Commercializing any Licensed Product, to make, have made, import, use, offer for sale and sell Licensed Products in the Field in the Territory. Notwithstanding the foregoing, BioMarin shall reimburse Licensee for any and all payment obligations incurred by Licensee under Third Party Licenses as a result of BioMarin’s exercise of the foregoing license, provided that BioMarin elects in writing to take a sublicense under such Third Party agreements after full and accurate written disclosure by Licensee of the relevant obligations.

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(ii)
Within [***] of such termination, Licensee shall assign to BioMarin, and will provide full copies of, all Regulatory Approvals and INDs, MAAs and other similar regulatory applications owned or filed by Licensee, its Affiliates, and its Sublicensees that relate to Licensed Products. Licensee shall also take such actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights thereunder to BioMarin.
(iii)
Licensee will provide to BioMarin copies of all material reports and Data, including clinical and non-clinical Data and reports, obtained or generated by or on behalf of Licensee, its Affiliates, or its Sublicensee pursuant to this Agreement that relate to Licensed Products, within [***]days of such termination, and BioMarin shall have the right to use any such Know-How in developing and commercializing Licensed Products, and to license any Third Parties to do so;
(iv)
If Licensee used one or more Marks with regard to any Licensed Product in a country, Licensee shall grant to BioMarin an exclusive (even as to Licensee), worldwide, fully-paid, royalty-free, irrevocable license, with the right to sublicense, to use such Mark(s) solely in connection with the development and commercialization of such Licensed Product. For clarity, BioMarin shall under no circumstance receive any rights under the Licensee housemarks, except with respect to selling off existing inventory.
(v)
At BioMarin’s request, Licensee shall promptly provide to BioMarin copies of all clinical trial, contract manufacturing, or service agreements entered into by Licensee or its Affiliates with respect to the Licensed Products. At BioMarin’s request, Licensee shall promptly assign (or cause to be assigned), such agreements to BioMarin, to the extent such assignment is permitted under such agreement. In the event that such an assignment is not permitted under a particular clinical trial, contract manufacturing, or service agreement, then at BioMarin’s request, Licensee shall reasonably cooperate to assist BioMarin in obtaining the benefits of such agreement or enter into a separate agreement with the applicable Third Party. At BioMarin’s request, Licensee and its Affiliates and Sublicensees shall transition to BioMarin any clinical trial for a Licensed Products that is on-going at the time of termination and for which BioMarin has requested assignment of the relevant clinical trial agreement.
(vi)
Licensee shall transfer to BioMarin, at a price equal to [***] of Licensee’s manufacturing cost for the Licensed Product, all quantities of Licensed Products in the possession of Licensee or its Affiliates (including, without limitation, clinical trial supplies and Licensed Products intended for commercial sale).
(vii)
Promptly after the effective date of such termination, Licensee shall provide, at BioMarin’s expense, technical assistance of the equivalent of up to a total of [***], to provide technology transfer necessary for BioMarin to commence or continue to commercially manufacture Licensed Products, and Licensee hereby grants to BioMarin a non-exclusive, royalty- free, perpetual license under any Know-How disclosed by Licensee to BioMarin in the course of such activities to manufacture Licensed Products.
(c)
In the event of any termination of this Agreement by Licensee pursuant to Section 12.2 (for convenience), or by BioMarin pursuant to Section 12.5 (for Licensee’s insolvency, bankruptcy or appointment of a receiver of guardian) the following shall also apply (i.e., in addition to Section 12.6(a)): the Parties shall negotiate in good faith toward the execution of a mutually acceptable license agreement that gives effect to the provisions of clauses (i) through (vii) of Section 12.6(b) as if the terms of such Section 12.6(b) applied; provided, that all license rights and assignments would be granted on a royalty-bearing basis, with financial terms consistent with those customarily included in agreements entered into by companies in the pharmaceutical and biotechnology industries negotiating at arm’s length.

CONFIDENTIAL

12.7
Survival; Accrued Rights. The rights and obligations of the Parties under the following provisions of this Agreement shall survive expiration or any termination of this Agreement Articles 1, 7, 10, 11, 13 and 14 and Sections 8.1, 9.6, 9.7, 12.6 and this 12.7. In any event, expiration or termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such expiration or termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party’s right to obtain performance of any obligation.
Article 13

DISPUTE RESOLUTION
13.1
Governing Law. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without reference to its conflicts of law principles. The Parties hereby agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.
13.2
Disputes. If a dispute arises out of or in connection with this Agreement, including any question regarding its formation, existence, validity or termination (a “Dispute”), then either Party shall have the right to refer such Dispute to the Executive Officers for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by the Executive Officers shall be conclusive and binding on the Parties. If such Executive Officers are unable to resolve any such Dispute within such [***] period, then either Party may initiate a suit, action or other proceeding with respect to such Dispute in accordance with Sections 13.3, 13.4 and 13.5.
13.3
Exclusive Jurisdiction. Each Party hereto (a) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Northern District of California, for the purposes of any suit, action or other proceeding arising out of this Agreement; (b) agrees to commence any such action, suit or proceeding in the United States District Court for the Northern District of California or, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the San Francisco County Superior Court, San Francisco County, California; and (c) hereby irrevocably and unconditionally waives any objection to the laying of any such suit, action or other proceeding in such courts and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
13.4
Injunctive Relief. Nothing contained in this Agreement shall preclude either Party from seeking interim or other provisional equitable relief from a court of competent jurisdiction to preserve the status quo or prevent irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing good faith negotiations by the Executive Officers, and shall not be deemed incompatible with, or a waiver of, the agreement to attempt to resolve Disputes by the Executive Officers in accordance with Section 13.1.
13.5
Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT.
Article 14

MISCELLANEOUS

CONFIDENTIAL

14.1
Entire Agreement. This Agreement, together with the other Transaction Agreements, constitutes the entire agreement between the Parties with respect to the subject matter herein and, effective on the Effective Date, supersedes all previous agreements between the Parties with respect to the subject matter herein, whether written or oral, including without limitation the Prior CDA. This Agreement shall not be changed or modified orally, but only by an instrument in writing signed by both Parties.
14.2
Force Majeure. If either Party shall be delayed, interrupted in or prevented from the performance of any obligation hereunder by reason of force majeure including an act of God, fire, flood, earthquake, war (declared or undeclared), public disaster, act of terrorism, strike or labor differences, or any other cause beyond such Party’s control, such Party shall not be liable to the other therefor; and the time for performance of such obligation shall be extended for a period equal to the duration of the force majeure which occasioned the delay, interruption or prevention. The Party invoking such force majeure rights of this Section 14.2 must notify the other Party by courier or overnight dispatch (e.g., Federal Express) within a period of [***] of both the first and last day of the force majeure unless the force majeure renders such notification impossible in which case notification will be made as soon as possible. If the delay resulting from the force majeure exceeds [***], both Parties shall consult together to find an appropriate solution.
14.3
Notices. Any notice or report required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified or registered mail, or sent by confirmed electronic mail, as follows and shall be effective at the time of such confirmation or [***] after such mailing, as applicable:

If to BioMarin: BioMarin Pharmaceutical Inc.

105 Digital Drive

Novato, CA 94949

Attention: General Counsel

Fax: [***]

With a copy to (which shall not constitute notice):

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

Attn: Marya Postner, Ph.D.

Fax: [***]

If to Licensee: Allievex Corp.
P.O. Box 1056
Marblehead, MA 01945
Attention: Thomas Mathers
Email: [***]

With a copy to (which shall not constitute notice):

Goodwin Procter, LLP
100 Northern Avenue

Boston, MA 02210
Attention: Christopher Denn
Email: [***]

CONFIDENTIAL

14.4
No Strict Construction; Headings. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Except where the context otherwise requires, the use of any gender shall be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The term “including” as used herein means including, without limiting the generality of any description preceding such term.
14.5
Assignment. Neither Party may assign this Agreement, without the prior written consent of the other Party; provided that, each Party may assign any or all of its rights, interests or obligations hereunder (a) to any Affiliate of such Party, provided that such Party provides the other Party with written notice of such assignment and remains fully liable for the performance of such Party’s obligations hereunder by such Affiliate; or (b) to its successor in interest to all or substantially all of its assets to which this Agreement relates, whether by way of merger, acquisition, sales of stock, sales of assets, or other similar transactions, provided that such Party provides the other Party with written notice of such assignment. For clarity, a merger or acquisition of a Party such that its rights and obligations under this Agreement are transferred to a Third Party, whether by operation of law or otherwise, shall in any case constitute an assignment hereunder. Any other assignment of this Agreement by a Party shall require the prior written consent of the other Party. Any assignment in violation of this Section 14.5 shall be null and void. This Agreement shall be binding on and shall inure to the benefit of the permitted successors and assigns of the Parties hereto. Notwithstanding the foregoing or any other provision in this Agreement, in the event of a Change of Control of a Party or if a Party assigns this Agreement to its successor in interest by way of merger, acquisition, or sale of all or substantially all of its assets to which this Agreement relates, (i) the intellectual property rights of the Person that is the acquiror in such Change of Control or the successor in interest in connection with such merger, acquisition or sale (in either case, the “Acquiror”) and of any of its Affiliates as of just prior to such assignment, as existing immediately prior to the closing of such transaction and as subsequently developed without use of or reliance on the other Party’s Confidential Information or proprietary intellectual property rights, shall not be subject to and shall be automatically excluded from the terms and conditions of this Agreement, including the rights licensed to the other Party under this Agreement, and (ii) if such assigning Party is the Licensee, then the products of the Acquiror and of any of its Affiliates as of just prior to such assignment, as existing immediately prior to the closing of such transaction and as subsequently developed, manufactured or commercialized without use of or reliance on BioMarin’s Confidential Information or proprietary intellectual property rights (such products, “Acquiror Products”), shall not be subject to and shall be automatically excluded from the terms and conditions of this Agreement, including the licenses granted to Licensee under this Agreement and the payment obligations of Licensee under this Agreement. For clarity, Licensee and its Affiliates (including the Acquiror and its Affiliates as of just prior to such transaction) shall not have any rights pursuant to this Agreement to the Licensed Patents or Licensed Know-How with respect to the Acquiror Products and BioMarin reserves all rights with respect to any infringement or misappropriation of any Licensed Patent or Licensed Know-How in connection with any Acquiror Product, whether before or after such assignment.
14.6
Performance by Affiliates and Contractors. The Parties recognize that each Party may perform some or all of its obligations or exercise some or all of its rights under this Agreement through one or more Affiliates or Third Party contractors; provided, in each case, that (a) none of the other Party’s rights hereunder are diminished or otherwise adversely affected as a result of such delegation or contracting, and (b) each such Affiliate and Third Party contractor undertakes in writing obligations of confidentiality and non-use regarding Confidential Information which are substantially the same as those undertaken by the Parties pursuant to ARTICLE 10; and provided, further, that such Party shall at all times be fully responsible for the performance and payment of such Affiliate or Third Party contractor.

CONFIDENTIAL

14.7
Further Assurances. The Parties agree to reasonably cooperate with each other in connection with any actions required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things (including working collaboratively to correct any clerical, typographical, or other similar errors in this Agreement), all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement.
14.8
Severability. If any provision of this Agreement is declared invalid by a court of last resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement will be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement, in all other respects and all other jurisdictions, will remain in force; provided, however, that if the provision so invalidated is essential to the Agreement as a whole, then the Parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original intent of the Parties, and, failing such amendment, either Party may submit the matter for resolution pursuant to ARTICLE 13.
14.9
No Waiver. Any omission or delay by either Party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof, by the other Party, shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement. Any waiver by a Party of a particular breach or default by the other Party shall not operate or be construed as a waiver of any subsequent breach or default by the other Party.
14.10
Independent Contractors. Neither Party is, nor will be deemed to be an employee, agent or representative of the other Party for any purpose. Each Party is an independent contractor, not an employee or partner of the other Party. Neither Party shall have the authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.
14.11
Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by one Party to the other Party are, and otherwise will be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties agree that a Party that is a licensee of such rights under this Agreement will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party to this Agreement under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to it (i) upon any such commencement of a bankruptcy or insolvency proceeding upon its written request therefor, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the bankrupt Party upon written request therefor by the other Party.
14.12
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall be constitute one and the same instrument.

[Signature Page Follows]

CONFIDENTIAL

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Exclusive License Agreement through their duly authorized representatives to be effective as of the Effective Date.

BioMarin Pharmaceutical Inc. Allievex Corp.

By: /s/ Brinda Balakrishnan By:

Name: Brinda Balakrishnan Name:

Title: Group VP, Business & Corp Dev. Title:

SIGNATURE PAGE

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Exclusive License Agreement through their duly authorized representatives to be effective as of the Effective Date.

BioMarin Pharmaceutical Inc. Allievex Corp.

By: By: /s/ Thomas P. Mathers

Name: Name: Thomas P. Mathers

Title: Title: President and CEO

SIGNATURE PAGE

CONFIDENTIAL

EXHIBIT A

PRODUCT-SPECIFIC PATENTS

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CONFIDENTIAL

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CONFIDENTIAL

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CONFIDENTIAL

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CONFIDENTIAL

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CONFIDENTIAL

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CONFIDENTIAL

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CONFIDENTIAL

EXHIBIT B

GENERALLY APPLICABLE PATENTS

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CONFIDENTIAL

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EXHIBIT C

BIOMARIN KNOWLEDGE GROUP

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CONFIDENTIAL

EXHIBIT D

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